Trade and Other Payables	12 Months Ended
Jun. 30, 2019
Subclassifications of assets, liabilities and equities [abstract]
Trade and Other Payables
Trade and Other Payables

	2019 £’000	2018 £’000
Trade payables	£4,220	£4,504
Other taxation and social security	5,634	3,219
Other liabilities	2,985	1,177
Accruals	33,326	28,932
Deferred income	2,337	2,411
Total trade and other payables	£48,502	£40,243

Deferred income represents client contract liabilities at year end where cash was received from clients but Endava is yet to perform the work. £2.4 million of the deferred income recognised at 1 July 2018 was recognised as revenue during the year. Other than business-as-usual movements there were no significant changes in deferred income balance during the year.